EXHIBIT 23.2


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

 As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 5, 1999 included and incorporated by reference in Frontier Oil Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.




                                                 ARTHUR ANDERSEN LLP

Houston, Texas
July 29 , 1999